SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                  ------------

       Date of Report (Date of Earliest Event Reported): December 16, 1998

                       ROANOKE ELECTRIC STEEL CORPORATION
             (Exact name of Registrant as specified in its charter)

            Virginia                0-2389                54-0585263
         (State or other         (Commission             (IRS Employer
         jurisdiction of         File Number)          Identification No.)
          incorporation)


                  P. O. Box 13948
                  Roanoke, Virginia                         24038-3948
        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (540) 342-1831



-------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

Item 5. Other Events.

        On December 16, 1998, Roanoke Electric Steel Corporation, a Virginia corporation, issued a press release announcing that it has completed its cash tender offer for all outstanding shares of the common stock of Steel of West Virginia, Inc. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7. Financial Statements, Proforma Financial Information and Exhibits.

        (c)    Exhibits.

               99 - Press Release dated December 16, 1998.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ROANOKE ELECTRIC STEEL CORPORATION


                                 By s/Donald G. Smith
                                    -----------------------------------
                                    Donald G. Smith
                                    Chairman and Chief Executive Officer



Date: December 16, 1998